Exhibit 99.50

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                  October, 1998
           Series 1998-15, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                7.331872
                                                       -----------------------
       Weighted average maturity                                       356.58
                                                       -----------------------

A.       Amount of distribution allocable to principal and interest:

         The amounts below are for a Single Certificate of $1,000:
       1.
                                    Principal
             Principal Per       Prepayments Per Interest Per
      Class   Certificate          Certificate    Certificate     Payout Rate
      -----   -----------          -----------    -----------     -----------
       R     $ 1000.00000000     $ 922.90000000  $ 5.60000000   %  6.72000000
       PO    $    0.97295742     $   0.10646299  $ 0.00000000   %  0.00000000
       A1    $   14.09267936     $  13.00603064  $ 5.62500002   %  6.75000002
       A2    $   10.27092237     $   9.47895910  $ 5.62500000   %  6.75000000
       A3    $    0.00000000     $   0.00000000  $ 5.38020822   %  6.45624987
       A4    $    0.00000000     $   0.00000000  $ 6.56920063   %  7.88304076
       A5    $    0.00000000     $   0.00000000  $ 5.62500000   %  6.75000000
       A6    $    0.00000000     $   0.00000000  $ 5.62500000   %  6.75000000
       A7    $    0.00000000     $   0.00000000  $ 5.62500000   %  6.75000000
       A8    $    0.00000000     $   0.00000000  $ 5.41666623   %  6.49999948
       A9    $    0.00000000     $   0.00000000  $ 5.83333400   %  7.00000080
       A10   $    0.00000000     $   0.00000000  $ 6.14583384   %  7.37500061
       A11   $    0.00000000     $   0.00000000  $ 5.62500000   %  6.75000000
       M     $    0.77750296     $   0.00000000  $ 5.62499979   %  6.74999974
       B1    $    0.77750276     $   0.00000000  $ 5.62499902   %  6.74999882
       B2    $    0.77750260     $   0.00000000  $ 5.62499883   %  6.74999860
       B3    $    0.77750013     $   0.00000000  $ 5.62499902   %  6.74999882
       B4    $    0.77750054     $   0.00000000  $ 5.62500197   %  6.75000236
       B5    $    0.77748336     $   0.00000000  $ 5.62499879   %  6.74999855

       2.      Unanticipated Recoveries:                 $                0.00
                                                                 --------------

B.    Accrual Amount
       1.
                          Accrual Amount
      Class
       N/A             $        N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                         $            29,841.04
                                                               -----------------

C.     The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:      $       471,309,229.93
                                                               -----------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                1,370
                                                               -----------------
       3.
      Beginning Aggregate Class  Ending Aggregate        Ending
        Certificate Principal   Class Certificate  Single Certificate
Class          Balance          Principal Balance       Balance        Cusip
-----          -------          -----------------       -------        -----
R     $               100.00  $              0.00  $       0.00      36157RSA4
PO    $           897,870.74  $        896,997.15  $     999.03      GEC9815PO
A1    $       261,327,000.00  $    257,644,202.38  $     985.91      36157RRP2
A2    $        89,086,000.00  $     88,171,004.61  $     989.73      36157RRQ0
A3    $        30,235,235.00  $     30,235,235.00  $   1,000.00      36157RRR8
A4    $         7,838,765.00  $      7,838,765.00  $   1,000.00      36157RRS6
A5    $         1,500,000.00  $      1,500,000.00  $   1,000.00      36157RRT4
A6    $         1,500,000.00  $      1,500,000.00  $   1,000.00      36157RRU1
A7    $         2,000,000.00  $      2,000,000.00  $   1,000.00      36157RRV9
A8    $         8,571,429.00  $      8,571,429.00  $   1,000.00      36157RRW7
A9    $         5,000,000.00  $      5,000,000.00  $   1,000.00      36157RRX5
A10   $         1,428,571.00  $      1,428,571.00  $   1,000.00      36157RRY3
A11   $        47,500,000.00  $     47,500,000.00  $   1,000.00      36157RRZ0
SUP   $       431,876,129.00  $    427,304,882.65  $     989.42      GE9815SUP
M     $         8,804,571.00  $      8,797,725.42  $     999.22      36157RSB2
B1    $         3,807,382.00  $      3,804,421.75  $     999.22      36157RSC0
B2    $         2,141,652.00  $      2,139,986.86  $     999.22      36157RSD8
B3    $         1,903,691.00  $      1,902,210.88  $     999.22      36157RSR7
B4    $           951,845.00  $        951,104.94  $     999.22      36157RSS5
B5    $         1,428,686.53  $      1,427,575.73  $     999.22      36157RST3

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number             3        Principal Balance  $         818,545.55
                               --------                          ---------------
       2.   60-89 days
            Number             0        Principal Balance  $               0.00
                               --------                          ---------------
       3.   90 days or more
            Number             0        Principal Balance  $               0.00
                               --------                          ---------------
       4.   In Foreclosure
            Number             0        Principal Balance  $               0.00
                               --------                          ---------------
       5.   Real Estate Owned
            Number             0        Principal Balance  $               0.00
                               --------                          ---------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                           $               0.00
                                                                 ---------------

        7. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate:

                                     Certificate Interest
                Class                        Rates
                  A3             %               6.45624987
                  A4             %               7.88304076

E.     Other Information:

       1.   Special Hazard Loss Amount:                       $            0.00
                                                                 ---------------

       2.   Bankruptcy Loss Amount:                           $            0.00
                                                                 ---------------

       3.   Fraud Loss Amount:                                $            0.00
                                                                 ---------------

       4.   Certificate Interest Rate of the Class S Certificate: % 0.00000000
                                                                    -----------

*It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.